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                                                                    EXHIBIT 10.4

                              CHASE INDUSTRIES INC.
                          1994 LONG-TERM INCENTIVE PLAN
                         (AS AMENDED AS OF MAY 14, 1997)


                            SCOPE AND PURPOSE OF PLAN

         Chase Industries Inc., a Delaware corporation (the "Corporation"), has adopted this 1994 Long-Term Incentive Plan (the "Plan") to provide for the granting of:

         (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined);

         (b) Nonstatutory Options (hereafter defined) to certain Key Employees and Non-Employee Directors (hereafter defined);

         (c) Restricted Stock Awards (hereafter defined) to certain Key Employees; and

         (d) Stock Appreciation Rights (hereafter defined) to certain Key Employees.

         The purpose of the Plan is to provide an incentive for Key Employees and directors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1. DEFINITIONS

         1.1 "Acquiring Person" means any Person other than (a) the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation (b) Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), or (c) any Affiliate of CVC that is directly controlled by Citicorp or Citibank, N.A., or otherwise is in the same tier as CVC of Affiliates under the control of such entities ("Direct Affiliates"), but shall not include any entities that may be deemed an Affiliate of CVC as a result of the investment by any Direct Affiliate in such entity.

         1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the outstanding Voting Securities of the Corporation or (b) any Person controlling, controlled by, or under common control with the Corporation or any Person contemplated in clause
(a) of this Subsection 1.2.

         1.3 "Award" means the grant of any form of Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted individually, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

         1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

         1.5 "Board of Directors" means the board of directors of the Corporation.



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         1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Ohio are authorized or obligated by law or executive order to close.

         1.7 "Change in Control" means the event that is deemed to have occurred if:

                  (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

                  (b) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; provided, however, that the events to occur under Subsection 9.2 hereof shall not occur solely as a result of an event described in this clause (b) unless, within one year after the occurrence of such event, an event described in clauses (a), (c) or (d) hereof shall have occurred, in which case such events to occur under Subsection 9.2 hereof shall occur upon the occurrence of such event but shall be deemed to have been effective as of the time of the occurrence of the event described in this clause (b); or

                  (c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities and Convertible Voting Securities (on a fully-diluted basis assuming full conversion thereof) of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

                  (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a Subsidiary of the Corporation or any other corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock in the Corporation.

         1.8 "Code" means the Internal Revenue Code of 1986, as amended.

         1.9 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer the Plan.

         1.10 "Convertible Voting Securities" means any and all options, warrants, or other rights to purchase, or securities convertible into or exchangeable or exercisable for, directly or indirectly, Voting Securities of any Person.

         1.11 "Corporation" means Chase Industries Inc., a Delaware corporation (f/k/a Chase Brass Industries, Inc.).

         1.12 "Date of Grant" has the meaning given it in Subsection 4.3.

         1.13 "Disability" has the meaning given it in Subsection 10.3.

         1.14 "Disinterested Person" means a Person that meets the definition of both a "Non-Employee Director" under Rule 16b-3(b)(3) and an "outside director" under Section 162(m).



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         1.15 "Effective Date" means the later of (a) the date the Plan is adopted by the Board of Directors, (b) the date the Plan is approved by the stockholders of the Corporation and (c) the closing date of the Initial Public Offering.

         1.16 "Eligible Individuals" means (a) Key Employees, (b) Non-Employee Directors, and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs, or has performed, bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries. Notwithstanding the foregoing provisions of this Subsection 1.16, to ensure that the requirements of the fourth sentence of Subsection 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Awards or equity securities under any plan of the Corporation or its Affiliates. Nevertheless, the Board of Directors may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other equity securities under any plans of the Corporation or its Affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3.

         1.17 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

         1.18 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.19 "Exercise Notice" has the meaning given it in Subsection 5.5.

         1.20 "Exercise Price" has the meaning given it in Subsection 5.4.

         1.21 "Fair Market Value" means, for a particular day:

                  (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

                  (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

                  (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

                  (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices or bid and asked prices therefor are not reported by



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         NASDAQ (or the National Quotation Bureau Incorporated) as provided in
         Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                  (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subsections 1.21(a),
         (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Subsection 9.3(d)(v), Fair Market Value shall have the meaning and shall be determined as set forth above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Restructuring and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

         1.22 "Fair Value" means such value as is determined by a majority of the "disinterested" directors of the Corporation, as evidenced by a resolution of such disinterested directors, even if the disinterested directors of the Corporation constitute less than a quorum. If the Corporation does not have any disinterested directors, the Fair Value shall be such value as is determined by a nationally recognized investment banking firm selected by the Corporation, the expenses of which shall be borne by the Corporation.

         1.23 "Holder" means an Eligible Individual to whom an outstanding Award has been granted or a transferee of any Award as permitted under Section 4.7.

         1.24 "Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

         1.25 "Initial Public Offering" means the first public offering of Stock by the Corporation effected pursuant to an effective registration statement under the Securities Act.

         1.26 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

         1.27 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee or an officer of the Corporation or any subsidiary of the Corporation.

         1.28 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

         1.29 "Non-Surviving Event" means an event of Restructuring as described in either Subsection 1.36(b) or Subsection 1.36(c).

         1.30 "Normal Retirement" means the separation of a Holder from employment with the Corporation and its Subsidiaries on or after the attainment of age 59 1/2 with the right to receive an immediate benefit under a tax-qualified retirement plan under Section 401(a) of the Code approved by the Corporation or any Subsidiary thereof.



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         1.31 "Option" means either an Incentive Option or a Nonstatutory
Option, or both.

         1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

         1.33 "Plan" means the Corporation's 1994 Long-Term Incentive Plan, as it may be amended from time to time.

         1.34 "Restricted Stock" means Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

         1.35 "Restricted Stock Award" means the grant of or the right to purchase, on the terms and conditions of Section 7 or that the Committee otherwise determines, Restricted Stock.

         1.36 "Restructuring" means the occurrence of any one or more of the following:

                  (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

                  (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

                  (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

         1.37 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 shall refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 as it may thereafter be amended.

         1.38 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as it may be amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

         1.39 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.40 "Stock" means the Corporation's authorized common stock, par value $.01 per share, or any other securities that are substituted for the Stock as provided in Section 9.



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         1.41 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

         1.42 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

         1.43 "Total Shares" has the meaning given it in Subsection 9.2.

         1.44 "Voting Securities" means (i) any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body and (ii) with respect to the Corporation, all shares of the Corporation's nonvoting common stock, par value $.01 per share (all of which are convertible into shares of the Corporation's common stock, par value $.01 per share).

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

         2.1 Maximum Number of Shares. Subject to the provisions of Subsections
2.2 and 2.5 and Section 9 of this Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be one million five hundred thousand (1,500,000) shares of Stock. Except as provided in Section 8, awards to which shares of such Stock relate may be awarded to any one Eligible Individual or allocated among the Eligible Individuals, as determined by the Committee; provided that no more than 100,000 shares of Stock may be subject to Options and Stock Appreciation Rights granted under this Plan to any single Eligible Individual during any two-year period.

         2.2 Limitation of Shares. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

                  (a) the following shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1:
         (i) shares of Stock subject to outstanding Options, outstanding shares of Restricted Stock, and shares subject to outstanding Stock Appreciation Rights granted independent of Options (based on a good faith estimate by the Corporation or the Committee of the maximum number of shares for which the Stock Appreciation Right may be settled (assuming payment in full in shares of Stock)), and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

                  (b) the following shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock with respect to which Options, Stock Appreciation Rights granted independent of Options, or Restricted Stock Awards expire, are canceled, or otherwise terminate without being exercised, converted, or vested, as applicable, and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, shares of Stock as to which an Option has been surrendered in connection with the exercise of a related ("tandem") Stock Appreciation Right, to the extent the number surrendered exceeds the number issued upon exercise of the Stock Appreciation Right;

                  (c) shares of Stock subject to Stock Appreciation Rights granted independent of Options (calculated as provided in clause (a) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1;

                  (d) shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Awards; and



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                  (e) if the number of shares of Stock counted against the
         number of shares that may be issued for purposes of Subsection 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to Subsection 2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

         Notwithstanding the provisions of this Subsection 2.2, (i) no Stock shall be treated as issuable under the Plan to Eligible Individuals (A) subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3 or (B) subject to Section 162(m) if otherwise prohibited from issuance under Section 162(m) and (ii) the Committee may impose restrictions which are more limited than set forth herein with respect to shares of stock subject to Awards that may be added back to the number of shares of stock that may be issued for purposes of Subsection 2.1.

         2.3 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

         2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

         2.5 Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall
(a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued pursuant to the exercise of an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3. ADMINISTRATION OF THE PLAN

         3.1 Committee. The Board of Directors may administer the Plan with respect to all Eligible Individuals or may delegate all or part of that duty to the Committee; provided that the Committee shall not have the power to appoint members of the Committee. Except for references in Subsections 3.1, 3.2, and 3.3, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3 and the exemption from the deductibility limitation imposed by Section 162(m) provided by the performance-based compensation exception described in Section 162(m), to the extent exemptions thereunder may be available. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b-3 or Section 162(m) is amended to require otherwise, shall be no less than two Persons. Notwithstanding the foregoing, the Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder, provided that each member of such Compensation Committee is a Disinterested Person.

         3.2 Duration, Removal, Etc. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days' written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee,



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shall have the power and authority to fill all vacancies on the Committee. The
Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or
Section 162(m) may require from time to time.

         3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation of the Corporation, the by-laws of the Corporation, and Rule 16b-3 and Section 162(m) so long as applicable, as the Committee may deem advisable.

         3.4 Committee's Powers. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(c) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of a Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act or Section 162(m); (i) subject to ratification by the Board of Directors, terminate, modify, or amend the Plan; and (j) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m), the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

         4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

         4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution that the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

         4.3 Date of Grant. Subject to the penultimate sentence of this Subsection 4.3 and clause (ii) of the first sentence of Subsection 10.9, the date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. With respect to Awards granted to Non-Employee Directors under Subsection 8.2(b) or 8.2(c), the Date of Grant shall be the date identified in the applicable subsection. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder.

         4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

         4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a Person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424(d) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary; provided, however, Subsection 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

         4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

         Except as otherwise provided in Section 8 with respect to Awards to Non-Employee Directors, all Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and
9.4 and any of the terms and provisions of Section 10 (other than Subsections 10.5, 10.8 and 10.9).

         5.1 Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

         5.2 Vesting. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

         5.3 Expiration of Options. Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Incentive Option shall by its terms be exercisable after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

         5.4 Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that the exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option, and the exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the par value per share of the Stock (but may be less than the Fair Market Value of a share of the Stock on the Date of Grant).

         5.5 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsection 10.3, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 5.5 have been satisfied.

         5.6 Incentive Option Exercises. Except as otherwise provided in Subsection 10.3, during a Holder's lifetime, only the Holder may exercise an Incentive Option.

         5.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or shares of Restricted Stock already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of Restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

         5.8 Payment with Sale Proceeds. In addition, at the request of a Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

         5.9 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includable in the income of the Holder;

or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a Stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

         5.10 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as otherwise provided in Subsection 9.3, with respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Subsection 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

         5.11 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

         5.12 Modification, Extension, and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Subsection 5.12, the Committee may (a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Subsection 5.12.

         5.13 Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

         5.14 Option Status. To the extent an Incentive Option (or any portion thereof) fails to constitute an incentive stock option under Section 422 of the Code, such portion of the Incentive Option which fails to so qualify shall be deemed to be a Nonstatutory Option under this Plan.

SECTION 6. STOCK APPRECIATION RIGHTS

         All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsection 10.9).

         6.1 Form of Right. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) independent of an Option.

         6.2 Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

                  (a) Exercise and Transfer. Subject to Subsection 10.8, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

                  (b) Value of Right. Upon the exercise of a Stock Appreciation Right related to an Option, a Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:

                           (i) the difference obtained by subtracting the
                  Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                           (ii) the number of shares as to which that Stock
                  Appreciation Right has been exercised.

         6.3 Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

                  (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

                  (b) Vesting. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

                  (c) Expiration of Rights. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

                  (d) Value of Right. Each Stock Appreciation Right shall entitle a Holder, upon exercise thereof, to receive payment of an amount determined by multiplying:

                           (i) the difference obtained by subtracting the Fair
                  Market Value of a share of Stock on the Date of Grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

                           (ii) the number of shares as to which the Stock
                  Appreciation Right has been exercised.

         6.4 Limitations on Rights. Notwithstanding Subsections 6.2(b) and 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the Award Agreement evidencing the Holder's Stock Appreciation Right.

         6.5 Payment of Rights. Payment of the amount determined under Subsection 6.2(b) or 6.3(d) and Subsection 6.4 may be made, in the sole discretion of the Committee, unless specifically provided otherwise in the Award Agreement, solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right, solely in cash, or in a combination of cash and whole shares of Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

         6.6 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. In connection with the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includable in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligation. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligation through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

         6.7 Other Agreement Provisions. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 7. RESTRICTED STOCK AWARDS

         All Restricted Stock Awards granted under the Plan shall comply with and be subject to, and the related Award Agreements shall be deemed to include, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and the terms and provisions set forth in Section 10 (other than Subsections 10.8 and 10.9).

         7.1 Restrictions. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

                  (a) Transferability. The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

                  (b) Conditions to Removal of Restrictions. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant, or advisor or achievement of performance objectives described in the Award Agreement.

                  (c) Legend. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

                  (d) Possession. The Committee may require the Corporation to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require a Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or the Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.

                  (e) Other Conditions. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including without limitation (i) restrictions under the Securities Act or Exchange Act,
         (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

         7.2 Expiration of Restrictions. The restrictions imposed in Subsection
7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period as determined by the Committee in its sole discretion. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.

         7.3 Rights as Stockholder. Subject to the provisions of Subsections 7.1 and 10.9, the Committee may, in its discretion, determine what rights, if any, a Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

         7.4 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. A Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of issuance or the date as of which the shares of Stock issued become includable in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market

Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         7.5 Other Agreement Provisions. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 8.  AWARDS TO NON-EMPLOYEE DIRECTORS

         Except as otherwise provided in this Section 8 or the applicable Award Agreement, Awards granted pursuant to this Section 8 shall be subject to the conditions of Section 5 to the extent permitted under Rule 16b-3.

         8.1 Ineligibility for Other Awards. Non-Employee Directors shall not be eligible to receive any Awards under the Plan other than the Awards specified in this Section 8 granted prior to May 14, 1997.

         8.2 Awards of Nonstatutory Options.

                  (a) Eligibility. Each Non-Employee Director of the Corporation elected as a member of the Board after the closing date of the Initial Public Offering and before May 14, 1997, was eligible for Awards as specified in Subsections 8.2(b) or 8.2(c) below; from and after May 14, 1997, no Non-Employee Director shall be eligible for Awards under this Plan and no Awards will be granted under this Section 8.

                  (b) Awards to Non-Employee Directors at the Closing of Initial Public Offering. Each Non-Employee Director as of the closing date of the Initial Public Offering (including persons who are elected as a Non-Employee Director in conjunction with the closing of the Initial Public Offering) shall be awarded a Nonstatutory Option to purchase 5,000 shares of Stock at an Exercise Price per share equal to the public offering price set forth on the cover page of the Corporation's final prospectus pursuant to which the Initial Public Offering is effected.

                  (c) Awards to Non-Employee Directors Elected or Appointed After the Closing of the Initial Public Offering. Each Non-Employee Director who is elected or appointed to the Board of Directors after the closing date of the Initial Public Offering and prior to May 14, 1997, and has not served as a member of the Board of Directors before such date of election or appointment, shall be awarded a Nonstatutory Option to purchase 5,000 shares of Stock upon the date of such election or appointment to the Board of Directors at an Exercise Price per share equal to the average Fair Market Value of a share of Stock for the five trading days immediately preceding the Date of Grant.

         8.3 Available Stock. The automatic Awards specified in Subsection 8.2 shall be made in the amounts specified in Subsection 8.2 only if the number of shares of Stock available to be issued, transferred or exercised pursuant to Awards under this Plan (as calculated in Section 2) is sufficient to make all automatic grants required to be made by Subsection 8.2 on the Date of Grant of those automatic Awards. In the event that the number of shares of Stock that are available to be issued, transferred, or exercised pursuant to Awards under the Plan on the Date of Grant of the automatic Awards described in Subsection 8.2 is insufficient to permit the grant of the entire number of shares specified in Subsection 8.2, then the number of available shares shall be apportioned equally among the automatic Awards made on that date, and the number of shares apportioned to each automatic Award shall be the amount of shares automatically subject to that automatic Award.

         8.4 Exercisability. Each Nonstatutory Option granted pursuant to this
Section 8 shall become exercisable with respect to 1,000 shares of Stock on each of the first five anniversaries of the Date of Grant. Each Nonstatutory Option awarded pursuant to this Section 8 shall expire 10 years after the Date of Grant.

NOTE: THIS SECTION 8 IS AMENDED EFFECTIVE AS OF MAY 14, 1997, TO REFLECT THE ADOPTION OF THE COMPANY'S 1997 NON- EMPLOYEE DIRECTOR STOCK OPTION PLAN PURSUANT TO WHICH STOCK OPTIONS WILL BE GRANTED TO NEW NON-EMPLOYEE DIRECTORS ON SUBSTANTIALLY THE SAME BASIS AS PROVIDED IN THIS SECTION 8.

SECTION 9. ADJUSTMENT PROVISIONS

         9.1 Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Subsection 2.1 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

                  (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Subsection 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

                  (d) Adjustments under Subsections 9.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

         9.2 Changes in Control. Upon the occurrence of a Change in Control, subject to Subsection 1.7(b) (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); and (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of Stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then a Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of

Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring). Nothing in this Subsection 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control or cause the Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control.

         9.3 Restructuring Without Change in Control. In the event a Restructuring shall occur at any time while there is any outstanding Award hereunder and that Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

                  (a) no outstanding Option or Stock Appreciation Right shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

                  (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

                  (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructuring; and

                  (d) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions with respect to outstanding Awards other than Awards granted pursuant to Section 8 hereof:

                           (i) accelerate in whole or in part the time of the
                  vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructuring;

                           (ii) grant each Holder of an Option corresponding
                  Stock Appreciation Rights;

                           (iii) accelerate in whole or in part the expiration
                  of some or all of the restrictions on any Restricted Stock Award;

                           (iv) if the Restructuring is in the form of a
                  Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                           (v) redeem in whole or in part any one or more of the
                  outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Subsections 5.9, 6.6, or 7.4, as applicable, in an amount equal to:

                                    (A) for Options and Stock Appreciation
                           Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                                    (B) for Stock Appreciation Rights not
                           granted in connection with an Option, the excess of
                           (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of the number of shares of Stock on the Date of Grant; and

                                    (C) for Restricted Stock Awards, the Fair
                           Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Subsection 9.3. In the event of any election or action taken by the Corporation pursuant to this Subsection 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that the Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Subsection 9.3, including without limitation any redemption of an Award as of the consummation of a Restructuring. Any cash payment to be made by the Corporation pursuant to this Subsection 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructuring that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Restructuring (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring) and such Award Agreement shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section
9. Notwithstanding the provisions of this Subsection 9.3, the Committee shall not have the power or authority to take any action pursuant to this Subsection
9.3 that causes the Plan not to be in compliance with the requirements of Rule 16b-3 and any such action purported to be taken by the Committee shall be null and void and without any force or effect.

         9.4 Notice of Restructuring. The Corporation shall attempt to keep all Holders informed with respect to any Restructuring or of any potential Restructuring to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10. ADDITIONAL PROVISIONS

         10.1 Termination of Employment. Except as provided below, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than (a) Normal Retirement, (b) that Holder's death, or (c) that Holder's Disability (hereinafter defined), then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination that are not yet exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination and the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (i) the remainder of the term of the Award or (ii) the date which is 180 days after the date of termination. If a Holder is an Eligible Individual because such Holder is an Employee and if that employment relationship is terminated as a result of (a) Normal Retirement, (b) that Holder's death, or (c) that Holder's Disability, then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of termination that are not yet exercisable (or for which restrictions have not lapsed) shall become exercisable (and the restrictions thereon, if any, shall lapse) as of the date of termination, and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for a period of the lesser of (i) the remainder of the term of the Award or (ii) the date which is three years after the date of termination. Any portion of any such Award not exercised upon the expiration of the lesser of the periods specified in (i) or (ii) of the preceding two sentences shall be null and void upon the expiration of such period, as applicable. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by the Corporation for "cause" (hereafter defined), then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination shall become null and void as of the date of such termination. "Cause" shall have the meanings given such term in the employment agreement of the Holder (if any) with the Corporation or a Subsidiary of the Corporation; provided, however, that if that Holder has no employment agreement, "cause" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, (a) the breach by the Holder of any nondisclosure, noncompetition, or other agreement to which the Holder and the Corporation are parties, (b) the commission by the Holder of a felony or of a misdemeanor involving moral turpitude, (c) the participation by the Holder in any fraud, (d) dishonesty by the Holder that is detrimental to the best interest of the Corporation, (e) the willful and continued failure by the Holder to substantially perform his duties to the Corporation (other than any such failure resulting from the Holder's incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Corporation specifically identifying the manner in which the Corporation believes the Holder has not substantially performed his duties, or (f) the willful engaging by the Holder in misconduct which is materially injurious to the Corporation, monetarily or otherwise.

         10.2 Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee, and:

                  (a) if that capacity is terminated for any reason other than the Holder's death or Disability, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination and, except as provided below, the portion, if any, of any and all Awards held by the Holder that are then exercisable as of the date of the termination shall survive the termination and shall be exercisable for a period of the lesser of (i) the remainder of the term of the Award or (ii) 180 days following the date such capacity is terminated;

                  (b) if that capacity is terminated by reason of the Holder's death or Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for death or Disability shall become exercisable (and the restrictions thereon, if any, shall lapse), and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for the lesser of
         (i) the remainder of the term of the Award or (ii) three years after the date such capacity is terminated;

                  (c) if that capacity is terminated by reason of the Holder's resignation or retirement from the position as a member of the Board of Directors (including as a result of declining to accept a nomination or otherwise stand for reelection) on or after the date of the fifth annual meeting of stockholders of the Corporation held after the date on which such Holder was elected or appointed to the Board of Directors (other than as a result of Disability), any and all Awards held by the Holder that are exercisable as of the date of such resignation or retirement shall be exercisable for the lesser of (i) the remainder of the term of the Award or (ii) three years after the date of ceasing to serve as a director; or

                  (d) if that capacity is terminated by the Corporation for "cause" (hereafter defined), then any and all Awards held by the Holder that were granted because of that capacity shall become null and void as of the date of such termination. "Cause" shall have the meaning given such term in the contractual agreement of the Holder (if any) with the Corporation or a Subsidiary of the Corporation; provided, however, that if that Holder has no contractual agreement, "cause" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, (i) the breach by the Holder of any other agreement to which the Holder and the Corporation are parties, (ii) the commission by the Holder of a felony or of a misdemeanor involving moral turpitude, (iii) the participation by the Holder in any fraud, (iv) dishonesty by the Holder that is detrimental to the best interest of the Corporation, (v) the willful and continued failure by the Holder to substantially perform his duties to the Corporation (other than any such failure resulting from the Holder's incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Corporation specifically identifying the manner in which the Corporation believes the Holder has not substantially performed his duties, or (vi) the willful engaging by the Holder in misconduct which is materially injurious to the Corporation, monetarily or otherwise.

         Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in clauses (a), (b) or (c) of this Subsection 10.2 shall be null and void upon the expiration of such period, as applicable.

         10.3 Death or Disability. Upon the death or Disability of a Holder, any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death or Disability may be exercised by, in the case of the Holder's Disability, the Holder, his guardian or his legal representative or, in the case of the Holder's death, by the Holder's legal representatives, heirs, legatees, or distributees, in each case for the periods prescribed in Subsection 10.1 or Subsection 10.2, as applicable. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that the Holder has no employment agreement, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment or participation as a member of the Board of Directors.

         10.4 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned, vested, or exercisable when the leave of absence began.

         10.5 Transferability of Awards.

                  (a) Permitted Transferees. The Committee may, in its discretion, permit a Holder to transfer all or any portion of an Option or Stock Appreciation Right, or authorize all or a portion of any Option or Stock Appreciation Right to be granted to an Eligible Individual to be on terms which permit transfer by such Holder, to (i) the spouse, children or grandchildren of the Holder ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original Holder of the Award and transfers to other Permitted Transferees of the original Holder. Award Agreements evidencing Options or Stock Appreciation Rights with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this subsection 10.5(a).

                  (b) Qualified Domestic Relations Orders. Options and Stock Appreciation rights may be transferred pursuant to qualified domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

                  (c) Other Transfers. Except as expressly permitted by subsections 10.5(a) and 10.5(b), Awards requiring exercise shall not be transferable other than by will or the laws of descent and distribution.

                  (d) Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10.5(a), 10.5(b) and 10.5(c), (i) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Holder" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, to the extent appropriate to enable the Holder to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (ii) the provisions of Subsections 10.1,
         10.2 and 10.3 hereof shall continue to be applied with respect to the original Holder and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, only to the extent and for the periods specified in Subsections 10.1, 10.2 and 10.3.

                  (e) Procedures and Restrictions. Any Holder desiring to transfer an Award as permitted under Subsections 10.5(a) or 10.5(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under
         Section 16(b) of the Exchange Act, (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws or (iii) with respect to any Award granted prior to October 21, 1996 (the effective date of amendments to this Plan to convert this Plan to be in accordance with Rule 16b-3 as amended effective August 15, 1996), such transfer would occur within six months after the date of grant of such Award.

                  (f) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Subsection 10.5 is not registered pursuant to the effective registration statement of the Corporation generally covering the shares to be issued pursuant to this Plan to initial Holders of Awards, the Corporation shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

                  (g) Option Status. To the extent a permitted transfer of an Incentive Option under this Section 10.5 would cause an Incentive Option (or any portion thereof) to fail to constitute an incentive stock option under Section 422 of the Code, such portion of the Incentive Option shall be deemed to be a Nonstatutory Option under this Plan.

         10.6 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

         10.7 Delivery of Certificates of Stock. Subject to Subsection 10.8, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested, (b) a Stock Appreciation Right has been exercised (to the extent the Committee determines to pay such Stock Appreciation Right in shares of Stock pursuant to Subsection 6.5) and upon receipt by the Corporation of any tax withholding as may be requested, and (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

         10.8 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

         10.9 Certain Directors and Officers. With respect to Holders who are directors or officers of the Corporation or any of its Subsidiaries and who are subject to Section 16(b) of the Exchange Act, Awards granted prior to the date the stockholders of the Corporation shall have approved the Plan shall be subject to such stockholder approval, may not be transferred or exercised, as applicable, until such stockholder approval is obtained, and shall become null and void on the first anniversary of the Effective Date if such stockholder approval is not obtained on or before the Effective Date. In addition, no such officer or director shall have shares of Stock withheld to pay tax withholding obligations unless permitted under Rule 16b-3 and agreed to by the Committee. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable, shall be communicated in writing to the Committee and shall be subject to prior approval by Board of Directors, the Committee or the shareholders of the Corporation as provided by Rule 16b-3. Any election by such an officer or director to receive cash in full or partial settlement of a Stock Appreciation Right, as well as any exercise by such individual of a Stock Appreciation Right for such cash, in either case to the extent permitted under the applicable Award Agreement or otherwise permitted by the Committee, shall be subject to prior approval by the Board of Directors, the Committee or the shareholders of the Corporation as provided by Rule 16b-3.

         10.10 Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

         10.11 Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Subsection 10.11, such as:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "CHASE INDUSTRIES INC. 1994 LONG-TERM INCENTIVE PLAN" AS ADOPTED BY CHASE INDUSTRIES INC. (THE "CORPORATION"), AND DATED NOVEMBER 10, 1994, AND AN

         AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND THE INITIAL HOLDER THEREOF DATED ___________, 199__, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         10.12 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award (other than Options or Stock Appreciation Rights) denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

         10.13 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

         10.14 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon a Holder to exercise the same or any part thereof.

         10.15 Adjustments to Awards. Subject to the general limitations set forth in Sections 5, 6, and 9, the Committee may make any adjustment in the exercise price of, the number of shares subject to, or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

         10.16 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

         10.17 Information Confidential. As partial consideration for the granting of each Award hereunder, a Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

         10.18 Consideration. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Holder unless and until the Holder thereof shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11. EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

         11.1 Effectiveness; Duration. Notwithstanding the provisions of the Plan, Awards granted prior to the date the stockholders of the Corporation approve the Plan shall be subject to such stockholder approval and may not be transferred or exercised, as applicable, until such stockholder approval is obtained. No Awards may be granted hereunder after the date that is ten years after the Effective Date.

         11.2 Amendment. The Committee may, insofar as permitted by law and subject to ratification of the Board of Directors, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from those sections in the regulations thereunder. The Committee may also, subject to ratification of the Board of Directors, amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 hereof), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation to the extent applicable law and other legal requirements (including Rule 16b-3 or Section 162(m)) permit such changes without shareholder approval. Notwithstanding the provisions of this Subsection 11.2, the Committee specifically shall have the authority, subject to ratification by the Board of Directors, to amend the Plan (without approval of the holders of the shares of Stock then outstanding) to the extent required to cause the Plan, as it relates to Options and Stock Appreciation Rights granted to Eligible Individuals subject to Section 162(m), to comply with the requirements for classification of Awards as "performance-based compensation" under Section 162(m)(4)(C), except for such amendments that require such stockholder approval under Section 162(m).

SECTION 12. GENERAL

         12.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

         12.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

         12.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

         12.4 Other Benefits. Participation in the Plan shall not preclude a Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

         12.5 Exclusion from Pension and Profit-Sharing Compensation. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary unless any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary expressly provides that such Award shall be so considered for purposes of determining the amount of any payment under any such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of a Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

         12.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to a Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         12.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         12.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

         12.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries.

         12.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding a Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

         12.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

         12.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to a Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

         12.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

         12.14 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board of Directors or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

         12.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received, addressed to the applicable party as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

         12.16 Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

         12.17 Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         12.18 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law, without giving effect to any conflict of law provisions thereof, shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

         12.19 Availability of Exempt Transactions. Notwithstanding the provisions of the Plan, nothing contained in the Plan shall prohibit any transactions permitted by Rule 16a-2(d) promulgated under the Exchange Act to the extent such transactions are approved by the Committee and are not in violation of, and do not otherwise cause the Plan not to be in compliance with, Rule 16b-3.

         12.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

         IN WITNESS WHEREOF, Chase Industries Inc., acting by and through its officer hereunto duly authorized, has executed this instrument, to be effective as of May 14, 1997.

                              CHASE INDUSTRIES INC.


                              By: /s/ MICHAEL T SEGRAVES
                                  --------------------------------------------
                                  Michael T. Segraves,
                                  Vice President and Secretary